EXHIBIT 99.1

ACME Communications Announces First Quarter 2006 Results

Revenues Increase 10 Percent Year-Over-Year; Broadcast Cash Flow Increases Six-Fold to $1.1 Million

SANTA ANA, Calif., May 15, 2006 (PRIMEZONE) -- ACME Communications, Inc. (Nasdaq:ACME), the nation's fourth largest affiliate group of the WB Television Network, today announced financial results for the first quarter ended March 31, 2006.

On April 4, 2006, the Company completed the previously announced sale of its television station in Salt Lake City (KUWB) to Clear Channel Broadcasting for $18.5 million in an all-cash transaction. As a result of this transaction, "Discontinued Operations" accounting has been adopted in the financial statements for all periods presented in this press release and the results from the operations of KUWB, which include an allocation of interest expense, have been reclassified from losses from continuing operations and reflected as a loss from discontinued operations.

ACME's net revenues from continuing operations for the first quarter increased 10% to $10.6 million compared to net revenues of $9.6 million in the first quarter of 2005. The increase in net revenues for the quarter reflects a weighted average increase of 7% in non-political market revenues in the Company's continuing markets along with an increase in the station group's revenue share, coupled with a 21% increase in revenues at The Daily Buzz, the Company's weekday morning news venture. Broadcast cash flow (as defined in Supplemental Table 1) for the quarter increased 646% to $1.1 million compared to broadcast cash flow of $150,000 for the first quarter of 2005. Adjusted EBITDA (as defined in Supplemental Table 1) was $278,000 compared to negative $683,000 in the first quarter of 2005. The Company's loss from discontinued operations for the first quarter of 2006 was $541,000 compared to a loss of $1.2 million for the first quarter of 2005 on lower losses at its Salt Lake City station. The Company's net loss for the first quarter of 2006 was $3.8 million compared to a $4.6 million net loss in the first quarter of 2005.

The significant increase in broadcast cash flow results reflects the combination of solid revenue growth at the stations driven by modest increases in viewership shares, continued strong local advertising demand and improved national advertising demand, coupled with a 2% decrease in the station group's cash-based operating expenses (as set forth on Supplemental Table 2). The decrease in cash-based station operating expenses was driven by a 9% decrease in program related payments on lower commitments compared to the first quarter of 2005.

Commenting on the quarter's results, Jamie Kellner, ACME's Chairman and CEO, said, "Our station group's financial performance during the first quarter was impressive as we enjoyed the dual benefit of solid revenue growth against a declining operating expense base. Our results highlight the operating leverage in our business model and the benefits that immediately surface as our revenues increase. As we move through the year our stations will face near-term challenges associated with reduced programming investment from our current WB and UPN network-affiliations. Nonetheless, we continue to operate our stations for growth while prudently maintaining our expense base, and are guiding to solid second quarter revenue and broadcast cash flow growth. We expect to carry this momentum into the Fall broadcast season with the exciting launch of The CW Network, as well as MyNetworkTV at our second station in Albuquerque-Santa Fe. In addition, we continue to focus on maximizing the value of our station assets to the benefit of our shareholders, as reflected by our agreement to sell WTVK in Fort Myers-Naples, announced separately today."

Liquidity and Debt

ACME announced today in a separate press release that it has entered into a definitive agreement to sell WTVK-TV in Fort Myers-Naples, FL to Sun Broadcasting, Inc. for $45 million in an all-cash transaction. The Company expects that the transaction, which is subject to approval by the Federal Communications Commission, will close by the end of the third quarter 2006 and intends to use the proceeds to repay all of the indebtedness under its senior revolving credit facility.

Use of Broadcast Cash Flow, Adjusted EBITDA and Same Station Results

GAAP refers to generally accepted accounting principles in the United States. Broadcast cash flow, station cash-based operating expenses and adjusted EBITDA are non-GAAP measures. Broadcast cash flow is commonly used as an indicator of operating performance for broadcasting companies and is also used to value broadcasting assets. Station cash-based operating expenses, which use program payments in place of program amortization, exclude our Daily Buzz production costs and exclude non-cash operating expenses like depreciation, impairment of intangibles and equity-based compensation, are an important metric in determining our cash expense growth. Adjusted EBITDA is used as a performance measure and to measure a company's ability to service debt, as evidenced by the fact that our senior credit facility historically contained certain financial covenants relating to the Company's adjusted EBITDA.

Broadcast cash flow, station cash-based operating expenses and adjusted EBITDA should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. The Company considers operating loss to be the most comparable GAAP measure to broadcast cash flow and to adjusted EBITDA; therefore, the Company has included a reconciliation of operating loss to broadcast cash flow and adjusted EBITDA in Supplemental Table 1. A reconciliation of operating expenses to cash-based station operating expenses is included in Supplemental Table 2. Because broadcast cash flow, cash-based station operating expenses and adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, the broadcast cash flow, cash-based station operating expenses and adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

Second Quarter 2006 Outlook

Based on current second quarter pacings, and including the results of WTVK, the Company expects second quarter 2006 net revenues to increase 4% to 5% compared to second quarter 2005 net revenues of $10.6 million. The Company expects cash-based station expenses to be relatively unchanged from the prior year, resulting in broadcast cash flow of $1.3 to $1.5 million compared to broadcast cash flow of $1.1 million for the second quarter of 2005.

First Quarter Conference Call

Senior management of ACME will hold a conference call to discuss the Company's first quarter results on Monday, May 15, 2006, at 11:30 a.m. EDT. To access the conference call, please dial 973-935-2403. A replay of the conference call will be available through Tuesday, May 30, 2006 by dialing (877) 519-4471 (U.S.), or (973) 341-3080 (International), reservation code 7353521. In addition, the Company will provide a live webcast of the conference call on the Company's website, located at www.acmecommunications.com. The webcast will also be archived on the Company's website until May 30, 2006.

About ACME Communications

ACME Communications, Inc. owns and operates eight television stations serving markets covering 3.0% of the nation's television households. The Company's stations are: KWBQ-TV and KASY-TV, Albuquerque-Santa Fe, NM; WBDT-TV, Dayton, OH; WBXX-TV, Knoxville, TN; WIWB-TV, Green Bay-Appleton, WI; WBUI-TV, Champaign-Springfield-Decatur, IL; WTVK-TV, Ft. Myers-Naples, FL and WBUW-TV, Madison, WI. All of the Company's stations, except KASY-TV, a UPN affiliate, are WB Network affiliates. ACME's shares are traded on the NASDAQ Stock Market under the symbol: ACME.

Forward-Looking Statements:

The matters discussed in this press release include forward-looking statements. In addition, when used in this press release, the words "will", "expects", "intends" and similar expressions are intended to identify forward-looking statements. Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including (but not limited to) the ratings growth or decline of our programming, including The WB Network, the impact of changes in national and regional economies, including advertising demand, pricing fluctuations in local and national advertising, volatility in programming costs, the failure to close the WTVK sale, the failure of The CW Network to achieve better ratings than the networks it is replacing and the other risk factors set forth in the Company's 2005 Form 10-K filed with the Securities and Exchange Commission on April 14, 2006. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

               ACME Communications, Inc. and Subsidiaries
                 Consolidated Statements of Operations
                             (Unaudited)
                 (In thousands, except per share data)

                                               Three Months Ended
                                                     March 31,
                                             ------------------------
                                               2006            2005
                                             ----------    ----------
 Net revenues                                 $ 10,636      $  9,643
                                             ----------    ----------
 Operating expenses:
  Cost of service:
   Programming, including program
    amortization                                 4,171         4,133
   Other costs of service (excluding
    depreciation and amortization of
    $1,155 and $1,156 for the three months
    ended March 31, 2006 and 2005,
    respectively)                                1,575         1,561
  Selling, general and administrative
   expenses                                      4,037         3,921
  Depreciation and amortization                  1,168         1,167

 Corporate expenses                                881           833
                                             ----------    ----------
      Operating expenses                        11,832        11,615
                                             ----------    ----------
      Operating loss                            (1,196)       (1,972)

 Other income (expenses):
  Interest income                                    5             2
  Interest expense                              (1,505)         (743)
  Other, net                                        (8)           13
                                             ----------    ----------
 Loss from continuing operations before
  income taxes and minority interest             (2,704)      (2,700)

 Income tax expense, continuing operations         (739)        (890)
                                             ----------    ----------
 Loss from continuing operations before
  minority interest                              (3,443)      (3,590)

 Minority interest                                  230          182
                                             ----------    ----------
  Loss from continuing operations                (3,213)      (3,408)
                                             ----------    ----------
 Discontinued operations:
  Loss from discontinued operations                (541)      (1,169)
  Income tax benefit (expense)                      ---          ---
                                             ----------    ----------
 Loss from discontinued operations                 (541)      (1,169)
                                             ----------    ----------
  Net loss                                    $  (3,754)    $ (4,577)
                                             ===========   ==========
 Net loss per share, basic and diluted
  Continuing operations                       $   (0.20)    $ (0.21)
  Discontinued operations                         (0.03)      (0.07)
                                             ----------    ----------
 Net loss per share                           $   (0.23)    $ (0.29)
                                             ===========   ==========
 Weighted average basic
  and diluted common shares outstanding          16,047       16,047
                                             ===========   ==========

 Supplemental Table 1
 --------------------

              ACME Communications Inc. and Subsidiaries
    Reconciliation of Operating Loss to Broadcast Cash Flow and
                         Adjusted EBITDA
                           (Unaudited)

                          (In Thousands)

                                                Three Months Ended
                                                     March 31,
                                             ------------------------
                                               2006            2005
                                             ----------    ----------
 Operating loss                               $ (1,196)     $ (1,972)

 Add:
   Stock-based compensation at stations             54           ---
   Depreciation and amortization                 1,168         1,167
   Amortization of program rights                2,051         2,165
   Corporate expenses                              881           833
   Minority interest from co-production
    (excluding depreciation)                       182           182
   Program payments                             (2,019)       (2,225)
                                             ----------    ----------
      Broadcast cash flow (a)                    1,121           150

  Less:
   Corporate expenses                              881           833
   Stock-based compensation at corporate           (38)          ---
                                             ----------    ----------
     Adjusted EBITDA                          $    278      $   (683)
                                             ==========    ==========
  Broadcast cash flow margin (a)                 10.5%          1.6%
  Adjusted EBITDA margin (a)                      2.6%         -7.1%
                                             ==========    ==========

 (a) We define:

 -- Broadcast cash flow as operating loss, plus stock-based compensation, depreciation and amortization (including impairment of
    intangibles), LMA fees, amortization of program rights, impairment of broadcast licenses and corporate expenses, less program payments;

 -- Adjusted EBITDA as broadcast cash flow less corporate expenses, exclusive of stock-based compensation;

 -- Broadcast cash flow margin is broadcast cash flow as a percentage of net revenues; and

 -- Adjusted EBITDA margin is adjusted EBITDA as a percentage of net revenues.

 Supplemental Table 2
 --------------------

              ACME Communications Inc. and Subsidiaries
      Reconciliation of Operating Expenses to Cash-Based Station
                       Operating Expenses
                           (Unaudited)

                          (In Thousands)

                                                 Three Months Ended
                                                     March 31,
                                             ------------------------
                                               2006            2005
                                             ----------    ----------
 Operating expenses                           $ 11,832      $ 11,615

 Add:
  Program payments                               2,019         2,225

 Less:
  Depreciation                                  (1,168)       (1,167)
  Corporate expense                               (881)         (833)
  Barter program costs                          (1,026)         (919)
  Program amortization                          (2,051)       (2,165)
  Daily Buzz production costs                     (804)         (728)
  Stock-based compensation at stations             (54)           --
                                             ----------    ----------
  Total cash-based station operating
   expenses                                   $  7,867      $  8,028
                                             ==========    ==========

CONTACT:  ACME Communications, Inc.
          Tom Allen
          714-245-9499

          Brainerd Communicators, Inc.
          Chris Plunkett or Todd St. Onge
          212-986-6667